            PIMCO

     PIMCO Commercial Mortgage Securities Trust, Inc.


                                                          [GRAPHIC APPEARS HERE]
                                         A Closed-End

                                    Fund Specializing

                                       in Investments

                                        in Commercial

                                      Mortgage-Backed

                                           Securities


                                    December 31, 1998
                                        Annual Report

Pacific Investment Management Company is responsible for the management and administration of the PIMCO Commercial Mortgage Securities Trust, Inc. (the "Fund"). Founded in 1971, Pacific Investment currently manages $158 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, Pacific Investment manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United Staes and the world.

Pacific Investment is one of seven investment advisory firms which form PIMCO Advisors Holdings L.P., the nation's third largest publicly traded investment management concern with combined assets under management totaling nearly $244 billion. Widely recognized for providing consistent performance and high-quality client service, the seven affiliated firms are:


Pacific Investment Management Company/
Newport Beach, California

Columbus Circle Investors/Stamford, Connecticut

Cadence Capital Management/Boston, Massachusetts

NFJ Investment Group/Dallas, Texas

Oppenheimer Capital/New York, New York

Parametric Portfolio Associates/Seattle, Washington

Blairlogie Capital Management/Edinburgh, Scotland



Units of PIMCO Advisors Holdings L.P. trade on the New York Stock Exchange under the ticker symbol "PA".

Letter to our Shareholders


For the fiscal year ended December 31, 1998, the Fund returned 9.86% based on NYSE share price, outperforming the broad bond market as measured by the Lehman Brothers Aggregate Bond Index, which posted an 8.69% return. Long-term performance has been strong as well, with the Fund delivering a 9.85% five-year, annualized return based on NYSE share price, versus a return of 7.27% for the Index.

The financial markets experienced remarkable volatility worldwide during 1998 as investors reacted to international and political discord. Many domestic and foreign investors re-allocated their assets to safe havens during the third quarter, searching for more secure places to invest. This heightened caution reduced liquidity in most bond markets. Yield premiums required for holding non-Treasury bonds doubled for some securities between mid-summer and October.

However, global markets stabilized and liquidity began to return during the fourth quarter after the Federal Reserve cut interest rates by 0.75% and other central banks followed suit. As confidence returned, Treasuries lost some appeal as a safe haven. Investors shifted money to other bond market sectors and to stocks, which surged to record highs. Yield premiums on commercial mortgage-backed securities and corporate debt narrowed, though they remained well above levels seen earlier in the year. Hopes of additional rate cuts in the near term faded as the U.S. economy remained strong, reducing demand for Treasuries. Nevertheless, yields on U.S. Treasuries decreased 0.83% to 1.16% across all maturity ranges over the course of the year.

Despite volatility in the financial markets, the Fund maintained an uninterrupted and constant dividend throughout the year, holding the monthly per share rate steady at $0.09375. In addition, a special dividend of $0.10 per share was declared at year-end from ordinary income accumulated over the year in excess of the Fund's regular monthly distributions. These dividend pay-outs equate to an annualized dividend yield of 8.91% based on the Fund's NYSE trading price as of December 31, 1998.

We are optimistic that 1999 will be a successful year for Fund investors. As always, we appreciate the trust you have placed in us, and welcome your questions and comments regarding the Fund and this annual report.


                                   Sincerely,


                                   /s/ Brent R. Harris

                                   BRENT R. HARRIS
                                   Chairman of the Board

                                   January 29, 1999

                                                                               1
                                                               Annual Report
                                                               December 31, 1998

About the Fund


Launched in September 1993, PIMCO Commercial Mortgage Securities Trust, Inc. is unique in that it is the only closed-end fund that invests primarily in commercial mortgage-backed securities. Commercial mortgage-backed securities are fixed income instruments representing an interest in mortgage loans on commercial real estate properties, such as office buildings, shopping malls, hotels, apartment buildings, nursing homes, and industrial properties.

The Fund's primary investment objective is to achieve high current income. Pacific Investment Management Company believes that yields on commercial mortgage-backed securities are, and will continue to be for the foreseeable future, higher than yields on corporate debt securities of comparable credit ratings and maturities. Capital gain from the disposition of investments is a secondary objective of the Fund.

Unlike an open-end fund, whose shares are bought and sold at their net asset value ("NAV"), shares of most closed-end funds, including the Fund, are listed on a stock exchange where they trade at market value. Closing market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers each day. The Fund's NYSE trading symbol is "PCM." Comparative NAV and market price information about the Fund is published each Monday in The Wall Street Journal and each Saturday in The New York Times and Barron's in a table titled "Closed-End Funds."

The Fund's Dividend Reinvestment Plan (the "Plan") provides automatic reinvestment of dividend and capital gains distributions in additional shares of the Fund. If your shares are registered in your own name, you are already enrolled in the Plan unless you have elected otherwise. Shareholders whose shares are held in the name of a broker or nominee should contact their broker or nominee to request participation in the Plan. All distributions to shareholders who elect not to participate in the Plan will be paid by check mailed directly to the record holder of shares. For a copy of the Plan Brochure, please call 800-213-3606.

The Fund issues a quarterly press release summarizing investment performance and portfolio statistics. Should you wish to receive a copy, please call 800-213-3606 to be placed on the Fund's mailing list.


2
Annual Report
December 31, 1998

Year in Review


Market Review

Extreme volatility in financial markets worldwide made 1998 one of the most difficult years in recent memory for investors. During the first quarter, the U.S. economy grew at a 5.5% annual rate (chain weighted real GDP), employment was strong, the housing sector was booming and businesses built up inventories in anticipation of continued strong growth.

The economy slowed to a growth rate of 1.83% during the second quarter as export manufacturing diminished in response to the continued economic crisis in Asia which curtailed exports to the region. A corresponding oversupply of commodities served to keep inflation low.

Global stock markets were badly shaken during the third quarter as investors reacted to the news of Russia's default and ruble devaluation, and the IMF's unwillingness to step in and buoy the Russian economy. Continued economic declines in Asia, the near-collapse of several large hedge funds and concerns of further currency devaluations, especially in Latin America, contributed as well. Investors, in a massive flight to quality, sought out the safety of Treasuries, driving interest rates to 30-year lows and the benchmark 30-year Treasury yield down to 4.97%. This heightened caution reduced liquidity in most bond markets.

As a response to global economic and political turmoil, the Federal Reserve dropped the fed funds rate by 0.75%. As investor confidence was restored, stock markets rebounded and went on to close the fourth quarter at record highs.



--------------------------------------------------------------------------------
Movements of GDP during the Past Two Years
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Annualized Quarterly Percent Change (%)

DATE                GDP
12/31/96            4.23%
03/31/97            4.22%
06/30/97            3.95%
09/30/97            4.19%
12/31/97            2.95%
03/31/98            5.55%
06/30/98            1.83%
09/30/98            3.86%
12/31/98            2.70%




                                                                               3
                                                               Annual Report
                                                               December 31, 1998

Performance

For the 12-month period ended December 31, 1998, the Fund delivered strong total return investment performance of 9.86% based on its NYSE share price. This return compared favorably to the Lehman Brothers Aggregate Bond Index which posted an 8.69% return. Fund performance was helped by maintaining a portfolio duration, or sensitivity to interest rate changes, roughly half a year longer than its comparative broad market benchmark. This positioning benefited relative performance in a period of declining interest rates. In addition, several of the Fund's holdings were upgraded by the S&P, Moody's and Fitch IBCA, three national rating agencies, resulting in a boost to performance.


--------------------------------------------------------------------------------
Growth of $10,000 Net Investment in the Fund
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                 Net          NYSE       Lehman Bro.
                Asset        Market      Aggregate
MONTH           Value         Value      Bond Index
08/31/93       10,000        10,000        10,000
09/30/93        9,993        10,000        10,027
10/31/93       10,014        10,484        10,065
11/30/93       10,022         9,767         9,979
12/31/93       10,043         9,946        10,033
01/31/94       10,131         9,672        10,169
02/28/94        9,970         9,399         9,992
03/31/94        9,898         9,422         9,746
04/30/94        9,786         8,955         9,668
05/31/94        9,853         9,328         9,667
06/30/94        9,802         9,165         9,645
07/31/94        9,893         9,260         9,837
08/31/94       10,023         9,547         9,849
09/30/94        9,916         9,666         9,704
10/31/94        9,803         8,983         9,695
11/30/94        9,780         8,690         9,674
12/31/94        9,882         8,910         9,741
01/31/95       10,068         9,285         9,934
02/28/95       10,408         9,663        10,170
03/31/95       10,516         9,740        10,232
04/30/95       10,739        10,124        10,375
05/31/95       11,143        10,408        10,777
06/30/95       11,246        10,799        10,856
07/31/95       11,166        10,668        10,831
08/31/95       11,286        10,852        10,962
09/30/95       11,407        10,400        11,069
10/31/95       11,631        10,802        11,213
11/30/95       11,771        10,775        11,381
12/31/95       11,989        10,857        11,540
01/31/96       12,122        11,378        11,617
02/29/96       11,943        11,682        11,415
03/31/96       11,797        11,376        11,336
04/30/96       11,844        11,179        11,272
05/31/96       11,856        11,038        11,249
06/30/96       11,931        11,124        11,400
07/31/96       12,134        11,714        11,431
08/31/96       12,219        11,917        11,412
09/30/96       12,379        11,771        11,611
10/31/96       12,697        12,154        11,868
11/30/96       12,990        12,421        12,072
12/31/96       13,003        12,438        11,959
01/31/97       12,968        12,771        11,996
02/28/97       13,144        12,618        12,026
03/31/97       13,099        12,894        11,892
04/30/97       13,287        13,048        12,070
05/31/97       13,554        13,142        12,185
06/30/97       13,695        13,799        12,329
07/31/97       14,024        13,956        12,662
08/31/97       13,939        14,051        12,554
09/30/97       14,193        14,083        12,739
10/31/97       14,297        14,051        12,924
11/30/97       14,342        14,472        12,983
12/31/97       14,468        14,479        13,114
01/31/98       14,607        14,644        13,282
02/28/98       14,694        15,010        13,272
03/31/98       14,740        14,909        13,318
04/30/98       14,723        14,943        13,387
05/31/98       14,971        14,705        13,514
06/30/98       15,265        14,876        13,629
07/31/98       15,387        15,324        13,658
08/31/98       15,380        15,359        13,880
09/30/98       15,559        15,114        14,205
10/31/98       15,475        14,939        14,130
11/30/98       15,480        15,186        14,210
12/31/98       15,528        15,907        14,253

The line graph depicts the value of a net $10,000 investment made at the Fund's inception on September 2, 1993 and held through December 31, 1998, compared to the Lehman Brothers Aggregate Bond Index, an unmanaged market index. Investment performance assumes the reinvestment of dividends and capital gains distributions, if any. The Fund's NYSE Market Value performance does not reflect the effect of sales loads or broker commissions. The performance data quoted represents past performance. Investment return and share value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost.

4
Annual Report
December 31, 1998

--------------------------------------------------------------------------------
Investment Performance for the Periods Ended 12/31/98
--------------------------------------------------------------------------------

                                                                         Since
                                                                      Inception
                               1 Year      3 Years*      5 Years*      9/23/93*
--------------------------------------------------------------------------------
Fund Net Asset Value            7.33%         9.00%         9.11%         8.60%

Fund NYSE Market Value          9.86%        13.58%         9.85%         9.10%

Lehman Brothers
   Aggregate Bond Index         8.69%         7.29%         7.27%           --

* Average annual total return



The Fund's NYSE share price performance benefited significantly from a considerable narrowing of the Fund's trading discount during the fourth quarter. The Fund began the year with a discount to net asset value of approximately 2% and reached a wide of 12% during the flight to quality in October. The discount began to narrow as markets began to settle resulting in a premium to net asset value of 0.07% by year end.


--------------------------------------------------------------------------------
Premium/(Discount) to Net Asset Value
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


31-Dec-1997           -2.09
                      -2.27
                       0.64

22-Jan-1998           -0.11
                      -0.89
                      -0.87
                      -1.15

12-Feb-1998            0.71
                       0.89
                       0.05
                      -1.03

5-Mar-1998            -0.36
                       0.23
                       0.73
                      -1.55

26-Mar-1998           -0.14
                      -2.23
                      -0.65
                      -4.57

16-Apr-1998           -2.85
                       -2.3
                      -3.36
                      -3.85

7-May-1998            -3.91
                      -3.54

28-May-1998           -4.25
                      -3.44

18-Jun-1998           -3.95
                      -3.07

9-Jul-1998            -2.84
                      -2.08

30-Jul-1998           -3.24
                      -3.74
                      -4.32
20-Aug-1998           -1.39
                      -2.18

10-Oct-1998           -3.47
                      -3.54
                      -5.57
                      -3.85
                     -12.43

22-Oct-1998           -8.68
                         -6

12-Nov-1998            -5.6
                      -3.81
                      -4.33

3-Dec-1998            -4.36
                      -3.88
                      -3.92

24-Dec-1998           -3.09
                      -3.74
                      -2.54
                       0.15

                                                                               5
                                                               Annual Report
                                                               December 31, 1998

CMBS Issuance

CMBS issuance continued to rise, almost doubling during 1998. However, this issuance of approximately $80 billion, while significantly higher than prior years, was down from earlier projections of $90 billion. A factor in the busy calendar of new issuance during the first two quarters of 1998 was investors' strong appetite for "spread product," or securities that trade at a premium to U.S. Treasury issues with similar durations. As the yields offered by Treasuries continued to decline, many investors turned to corporate and less-traditional spread products like CMBS to bolster income. This heightened demand helped to push yields down, making it cheaper for issuers to create and offer additional CMBS to the market. As spreads began to widen during the third quarter, most originators decided to put slated deals on hold. In addition, some lenders began to exit the business while others temporarily stopped making loans. We anticipate that there may be less CMBS issuance during calendar 1999, offset by a corresponding increase in the issuance of more traditional product types.


--------------------------------------------------------------------------------
Commercial Mortgage-
Backed Securities Issuance
(dollars in billions)
--------------------------------------------------------------------------------

[BAR GRAPH APPEARS HERE]

'90            5.6
'91            8.6
'92           14.4
'93           17.4
'94           20.1
'95           18.8
'96           30.2
'97             44
'98             80


6
Annual Report
December 31, 1998

Credit Spreads

Credit spreads between CMBS, corporate bonds and Treasuries began the year wider than in 1997. As noted earlier, during the third quarter of 1998, volatile global markets initiated a flight to quality, as investors re-allocated assets, opting for the safety and liquidity of the Treasury market. Credit spreads widened across all sectors of the bond markets as risk premiums over Treasuries increased dramatically to compensate investors for higher perceived risk. Liquidity, credit and leverage are all components of risk premium. Since CMBS are sensitive to each of these factors, it is understandable why this sector was affected significantly by the spread widening. After rate cuts by the Federal Reserve and other central banks, confidence returned to the markets and yield premiums on CMBS and corporate debt narrowed, though they remained well-above levels seen earlier in the year.


--------------------------------------------------------------------------------
Comparative Changes in Yield Spreads Over 10-Year Treasuries
--------------------------------------------------------------------------------

[LINE GRAPH APPEARS HERE]

 Rating   A - Rated    AAA - Rated   AAA - Rated    A - Rated
            CMBS          CMBS       Corporates    Corporates
12/31/96     70            95            35            55
 3/31/97     65            85            39            57
 6/30/97     63            75            35            48
 9/30/97     63            78            35            58
12/31/97     78           105            47            57
 3/31/98     80           105            55            80
 6/30/98     85           110            56            84
 9/30/98    145           190            65           119
12/31/98    136           186            62           107

*    7 to 10 year U.S. Treasury Bonds as of December 31, 1998

                                                                               7
                                                               Annual Report
                                                               December 31, 1998

Quality Ratings

Portfolio average quality has revolved around a single-A rating throughout the year. Every portfolio holding is subject to careful scrutiny on a regular basis. This helps to assure that the credit held retains the same characteristics as the credit purchased and that it still makes sense for the Fund. We also focus our security selection process on the potential that a particular bond may be upgraded in the future. As highlighted below, this strategy was rewarded over the course of 1998.


--------------------------------------------------------------------------------
Upgraded Securities during the Past 12 Months
--------------------------------------------------------------------------------

                                         New         Prior                 Rating    % of Net
Security Description                  Rating        Rating                Service      Assets
---------------------------------------------------------------------------------------------
Aetna Commercial Trust
   7.100% due 12/26/30                 A/AA         BBB+/A         S&P/Fitch IBCA       0.7

Blackrock Capital Financial
   8.263% due 11/16/26                   A+            BBB             Fitch IBCA       1.3

Carolina First SBL Trust
   7.860% due 03/18/27                    A            BBB             Fitch IBCA       0.8

First Boston Mortgage Securities Corp.
   7.458% due 11/25/27                   A+              A             Fitch IBCA       0.7
   7.513% due 01/25/28                   A1             A2                Moody's       1.6

Morgan Stanley
   6.878% due 02/15/05                  BBB           BBB-             Fitch IBCA       1.3
   8.240% due 12/15/23                   A+             A-             Fitch IBCA       1.2

Nomura Asset Securities Corp.
   7.423% due 07/07/03                   A-           BBB+             Fitch IBCA       2.2

SC Commercial
   7.050% due 11/28/13                   AA            AA-             Fitch IBCA       3.3
                                                                                     ------
                                                                                       13.1

--------------------------------------------------------------------------------
Portfolio Composition
By Quality Rating*
--------------------------------------------------------------------------------

                           [PIE CHART APPEARS HERE]

                                 AAA     17.7%
                                 AA       8.3%
                                 A       16.5%
                                 BAA     30.8%
                                 BA      18.0%
                                 B        8.7%


* As rated by Standard & Poor's or the equivalent by Moody's, Duff & Phelps or Fitch IBCA

8
Annual Report
December 31, 1998

Yield Comparison

It is interesting to note how CMBS traded relative to traditional residential mortgage-backed securities. The difference between yields on CMBS and those available on GNMAs and FNMAs remained narrow through July. Not surprisingly, this trend reversed in the third quarter as liquidity tightened and credit spreads in general widened. The fourth quarter saw considerable improvement, but the familiarity to investors of high quality GNMA and FNMA securities overcame the lower comparative yields and greater prepayment risk associated with these instruments.

Geographic Distribution

The geographic distribution of the Fund's investment portfolio did not change significantly over 1998. While loans on properties in nearly every state are held in the portfolio, the three largest contributors, California, Texas and Florida remained unchanged. This is consistent with the Fund's low turnover rate which limits significant shifts in portfolio composition. It also reflects the overall diversity of CMBS issuance which is closely linked to commercial development.

Criime Mae

One significant event that impacted the CMBS market occurred in early October when Criime Mae, a leveraged buyer of below investment grade securities, filed for bankruptcy protection under Chapter 11. The bankruptcy filing was precipitated by the financial turmoil in the third quarter which caused spreads to widen. In this environment, Criime Mae, due to their leveraged position, did not have enough capital to put up as security for their loans. Their actions caused further uncertainty in the market because Criime Mae is the servicer on several CMBS transactions, meaning that they are responsible for collecting periodic mortgage payments and forwarding them to bond holders. Many transactions were immediately put on watch by the rating agencies pending further investigation. By year-end, the market had settled and most of the transactions had been removed from the rating agency watch list.

Fortunately, the Fund had minimal exposure to the crisis since the Fund only held three positions totaling approximately 2% of net asset value for which Criime Mae was the servicer, all of which continued to make scheduled payments.



                                                                               9
                                                               Annual Report
                                                               December 31, 1998

Outlook

Robust consumer spending, financed by the lowest levels of saving since the Great Depression, has largely shielded the U.S. economy from the effects of worldwide overcapacity and reduced demand, especially from Asia. We anticipate that consumption will decline, however, as consumer confidence begins to erode amid weaker employment growth.

Reduced demand worldwide, import competition and lack of pricing power should reduce growth in corporate profits as well as employment. As consumers become less confident about their jobs, they will save more and spend less. Eroding corporate earnings could signal potential weakness in the stock market and deter consumers from dipping into savings to finance consumption.

As the consumer retrenches, the economy will slow sharply, absorbing the full impact of weaker investment spending and a widening trade deficit. With real interest rates high, the Federal Reserve has room to ease and will do so, but more interest rate cuts will not encourage enough consumption to prevent the economy from slowing. Similarly, corporations burdened with overcapacity will not boost spending even though monetary easing lowers borrowing costs.

We expect that inflation will trend lower as real wage growth turns down along with corporate profits. Manufacturers have little pricing power in the face of import competition and reduced demand. As wage pressures abate, service sector prices should also weaken. Reduced demand from Asia has pushed down commodity prices. While oil prices may not fall much further, the effects of lower commodity prices overall will continue to work their way through the economy and reduce inflation.




10
Annual Report
December 31, 1998

--------------------------------------------------------------------------------
Treasury Yield Curves
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Yield

                                                                         Projection
               12/31/1997         12/31/1998            6/30/1998        12/31/1999
  3 Mos.        5.342              5.093                 4.457                4.25
  6 Mos.        5.435              5.233                 4.539                4.26
  1 Yr.         5.476              5.365                 4.519               4.275
  2 Yrs.        5.642              5.475                 4.533               4.285
  5 Yrs.        5.705              5.465                 4.542               4.299
 10 Yrs.        5.741              5.446                 4.646               4.348
 30 Yrs.        5.924              5.626                 5.092                   5



--------------------------------------------------------------------------------
30 Year and 3 Month Treasury Yields
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

               30 Year        3 Month
MONTHLY       Treasury     Treasury Bill

 Jan-78         6.448          8.18
 Feb-78         6.457          8.25
 Mar-78         6.318          8.23
 Apr-78         6.306         8.339
 May-78          6.43          8.43
 Jun-78         6.707           8.5
 Jul-78         7.074          8.65
 Aug-78         7.036          8.47
 Sep-78         7.836          8.47
 Oct-78         8.132          8.67
 Nov-78         8.787          8.75
 Dec-78         9.122          8.88
 Jan-79         9.351          8.94
 Feb-79         9.265             9
 Mar-79          9.45          9.03
 Apr-79         9.493          9.08
 May-79         9.579          9.19
 Jun-79         9.045          8.92
 Jul-79         9.262          8.93
 Aug-79          9.45          8.98
 Sep-79        10.182          9.17
 Oct-79         11.47          9.85
 Nov-79        11.868          10.3
 Dec-79        12.071         10.12
 Jan-80        12.036          10.6
 Feb-80        12.814         12.13
 Mar-80        15.526         12.34
 Apr-80        14.003          11.4
 May-80          9.15         10.36
 Jun-80         6.995          9.81
 Jul-80         8.126         10.24
 Aug-80        10.182          9.17
 Sep-80        10.321         11.34
 Oct-80         11.58         11.59
 Nov-80        13.888         12.37
 Dec-80        15.661         11.98
 Jan-81        14.724         12.28
 Feb-81        14.905         12.97
 Mar-81        13.478         12.65
 Apr-81        13.635         13.65
 May-81        16.295         13.06
 Jun-81        14.557          13.3
 Jul-81        14.699         13.96
 Aug-81        15.612         14.78
 Sep-81        14.951         15.19
 Oct-81        13.873         14.36
 Nov-81        11.269         12.91
 Dec-81        10.926         13.65
 Jan-82        12.412         13.91
 Feb-82         13.78         13.83
 Mar-82        12.493         13.68
 Apr-82        12.821         13.39
 May-82        12.148         13.39
 Jun-82        12.108         13.91
 Jul-82        11.914         13.42
 Aug-82         9.006          12.5
 Sep-82         8.196         11.79
 Oct-82          7.75         11.01
 Nov-82         8.042          10.7
 Dec-82         8.013         10.43
 Jan-83          7.81         10.99
 Feb-83          8.13         10.51
 Mar-83         8.304         10.69
 Apr-83         8.252         10.38
 May-83         8.185         10.96
 Jun-83          8.82         10.98
 Jul-83          9.12         11.82
 Aug-83          9.39         11.93
 Sep-83          9.05         11.41
 Oct-83          8.71         11.79
 Nov-83        10.926         11.64
 Dec-83          8.96         11.87
 Jan-84          8.93         11.75
 Feb-84          9.03         12.17
 Mar-84          9.44         12.48
 Apr-84          9.69         12.84
 May-84           9.9         13.74
 Jun-84          9.94         13.64
 Jul-84         10.13         12.77
 Aug-84         10.49         12.51
 Sep-84         10.41         12.25
 Oct-84          9.97         11.56
 Nov-84          8.79         11.53
 Dec-84          8.16         11.53
 Jan-85          7.76         11.21
 Feb-85          8.22         11.88
 Mar-85          8.57         11.64
 Apr-85             8         11.46
 May-85          7.56         10.56
 Jun-85          7.01         10.44
 Jul-85          7.05         10.66
 Aug-85          7.18         10.47
 Sep-85          7.08         10.56
 Oct-85          7.17         10.25
 Nov-85           7.2          9.84
 Dec-85          7.07          9.27
 Jan-86          7.04          9.32
 Feb-86          7.03          8.28
 Mar-86          6.59          7.44
 Apr-86          6.06          7.45
 May-86          6.12          7.75
 Jun-86          6.21          7.23
 Jul-86          5.84          7.42
 Aug-86          5.57           7.2
 Sep-86          5.19          7.59
 Oct-86          5.18          7.61
 Nov-86          5.35           7.4
 Dec-86          5.49          7.49
 Jan-87          5.45          7.47
 Feb-87          5.59          7.46
 Mar-87          5.56          7.91
 Apr-87          5.76          8.44
 May-87          5.75          8.64
 Jun-87          5.69          8.49
 Jul-87          5.78           8.9
 Aug-87             6          9.15
 Sep-87          6.32          9.74
 Oct-87           6.4          9.03
 Nov-87          5.81           9.1
 Dec-87           5.8          8.98
 Jan-88           5.9          8.42
 Feb-88          5.69          8.34
 Mar-88          5.69          8.76
 Apr-88          5.92           9.1
 May-88          6.27          9.24
 Jun-88           6.5          8.91
 Jul-88          6.73          9.21
 Aug-88          7.02           9.3
 Sep-88          7.23          9.05
 Oct-88          7.34          8.74
 Nov-88          7.68          9.07
 Dec-88          8.09          8.99
 Jan-89          8.29          8.82
 Feb-89          8.48          9.11
 Mar-89          8.83          9.09
 Apr-89           8.7          8.93
 May-89           8.4           8.6
 Jun-89          8.22          8.04
 Jul-89          7.92          7.92
 Aug-89          7.91           8.2
 Sep-89          7.72          8.24
 Oct-89          7.59          7.91
 Nov-89          7.65          7.89
 Dec-89          7.64          7.98
 Jan-90          7.64          8.45
 Feb-90          7.76          8.54
 Mar-90          7.87          8.63
 Apr-90          7.78          8.99
 May-90          7.78          8.58
 Jun-90          7.74           8.4
 Jul-90          7.66          8.41
 Aug-90          7.44          8.98
 Sep-90          7.38          8.95
 Oct-90          7.19          8.76
 Nov-90          7.07          8.49
 Dec-90         6.809          8.25
 Jan-91         6.299           8.2
 Feb-91          5.95           8.2
 Mar-91          5.91          8.25
 Apr-91         5.669          8.18
 May-91         5.509          8.27
 Jun-91         5.599          8.41
 Jul-91          5.58          8.34
 Aug-91         5.389          8.06
 Sep-91          5.25          7.81
 Oct-91          5.03          7.91
 Nov-91         4.599          7.94
 Dec-91          4.12           7.4
 Jan-92           3.8          7.76
 Feb-92          3.84          7.79
 Mar-92          4.04          7.96
 Apr-92          3.75          8.04
 May-92          3.63          7.84
 Jun-92          3.66          7.78
 Jul-92          3.21          7.46
 Aug-92          3.13          7.41
 Sep-92          2.91          7.38
 Oct-92          2.86          7.63
 Nov-92          3.13           7.6
 Dec-92          3.22           7.4
 Jan-93          3.06           7.2
 Feb-93          2.93           6.9
 Mar-93          2.95          6.93
 Apr-93          2.87          6.93
 May-93          2.96          6.98
 Jun-93          3.07          6.67
 Jul-93          3.04          6.56
 Aug-93          3.02          6.09
 Sep-93          2.95          6.03
 Oct-93          3.02          5.97
 Nov-93           3.1           6.3
 Dec-93          3.06          6.35
 Jan-94          2.98          6.24
 Feb-94          3.25          6.66
 Mar-94           3.5          7.09
 Apr-94          3.68          7.31
 May-94          4.14          7.43
 Jun-94          4.14          7.61
 Jul-94          4.33           7.4
 Aug-94          4.48          7.45
 Sep-94          4.76          7.82
 Oct-94          4.95          7.97
 Nov-94          5.29             8
 Dec-94           5.6          7.88
 Jan-95          5.71           7.7
 Feb-95          5.77          7.44
 Mar-95          5.73          7.43
 Apr-95          5.65          7.34
 May-95          5.67          6.65
 Jun-95          5.47          6.62
 Jul-95          5.42          6.85
 Aug-95           5.4          6.65
 Sep-95          5.28           6.5
 Oct-95          5.49          6.33
 Nov-95          5.47          6.13
 Dec-95          5.08          5.95
 Jan-96          5.05          6.03
 Feb-96          5.03          6.47
 Mar-96          5.14          6.67
 Apr-96          5.15          6.91
 May-96          5.18          6.99
 Jun-96          5.16          6.87
 Jul-96          5.31          6.97
 Aug-96          5.28          7.12
 Sep-96          5.03          6.92
 Oct-96          5.15          6.64
 Nov-96          5.13          6.35
 Dec-96          5.17          6.64
 Jan-97          5.15          6.79
 Feb-97          5.22           6.8
 Mar-97          5.32           7.1
 Apr-97          5.23          7.14
 May-97          4.94          6.91
 Jun-97          5.17          6.74
 Jul-97          5.23          6.45
 Aug-97          5.22          6.61
 Sep-97           5.1           6.4
 Oct-97           5.2          6.15
 Nov-97           5.2          6.05
 Dec-97          5.35          5.92
 Jan-98         5.183         5.805
 Feb-98         5.308         5.919
 Mar-98         5.125         5.932
 Apr-98         4.978         5.951
 May-98         5.007         5.803
 Jun-98         5.093         5.626
 Jul-98          5.08         5.714
 Aug-98          4.83         5.256
 Sep-98         4.356         4.965
 Oct-98         4.323          5.15
 Nov-98         4.488         5.072
 Dec-98         4.457         5.092



                                                                            11
                                                                  Annual Report
                                                               December 31, 1998

Financial Highlights

                                                                      For the year ended   For the year ended   For the year ended
Selected Per Share Data:                                              December 31, 1998    December 31, 1997    December 31, 1996
                                                                      ------------------   ------------------   ------------------
Net asset value, beginning of year                                    $        13.97       $        13.71       $        13.84
-------------------------------------------------------------------   ------------------   ------------------   ------------------
        Net investment income                                                   1.24                 1.20                 1.23
-------------------------------------------------------------------   ------------------   ------------------   ------------------
        Net realized and unrealized gain (loss) on investments                 (0.25)                0.29                (0.13)
-------------------------------------------------------------------   ------------------   ------------------   ------------------
Total from investment operations                                                0.99                 1.49                 1.10
-------------------------------------------------------------------   ------------------   ------------------   ------------------
Less dividends from net investment income                                      (1.22)               (1.23)               (1.23)
-------------------------------------------------------------------   ------------------   ------------------   ------------------
Net asset value, end of year                                          $        13.74       $        13.97       $        13.71
===================================================================   ==================   ==================   ==================

Per share market value, end of year                                   $        13.75       $        13.69       $        12.88
===================================================================   ==================   ==================   ==================

Total investment return
        Per share market value (a)                                              9.86%               16.40%               14.57%
-------------------------------------------------------------------   ------------------   ------------------   ------------------
        Per share net asset value (b)                                           7.33%               11.27%                8.45%
-------------------------------------------------------------------   ------------------   ------------------   ------------------

Ratios to average net assets
        Operating expenses (excluding interest expense)                         0.99%                0.97%                0.99%
-------------------------------------------------------------------   ------------------   ------------------   ------------------
        Total operating expenses                                                3.61%                3.69%                3.60%
-------------------------------------------------------------------   ------------------   ------------------   ------------------
        Net investment income                                                   8.81%                8.63%                9.08%
-------------------------------------------------------------------   ------------------   ------------------   ------------------

Supplemental data
        Net assets, end of year (amounts in thousands)                $      151,222       $      153,803       $      150,929
-------------------------------------------------------------------   ------------------   ------------------   ------------------
        Portfolio turnover rate                                                 7.92%                8.74%               35.98%
-------------------------------------------------------------------   ------------------   ------------------   ------------------
                                                                      For the year ended    For the year ended
Selected Per Share Data:                                              December 31, 1995     December 31, 1994
-------------------------------------------------------------------   ------------------   ------------------
Net asset value, beginning of year                                           12.41         $      13.76
-------------------------------------------------------------------   ------------------   ------------------
        Net investment income                                                 1.16                 1.16
-------------------------------------------------------------------   ------------------   ------------------
        Net realized and unrealized gain (loss) on investments                1.40                (1.38)
-------------------------------------------------------------------   ------------------   ------------------
Total from investment operations                                              2.56                (0.22)
-------------------------------------------------------------------   ------------------   ------------------
Less dividends from net investment income                                    (1.13)               (1.13)
-------------------------------------------------------------------   ------------------   ------------------
Net asset value, end of year                                          $      13.84         $      12.41
===================================================================   ==================   ==================

Per share market value, end of year                                   $      12.38         $      11.13
===================================================================   ==================   ==================

Total investment return
        Per share market value (a)                                           21.86%              (10.42%)
-------------------------------------------------------------------   ------------------   ------------------
        Per share net asset value (b)                                        21.33%               (1.61%)
-------------------------------------------------------------------   ------------------   ------------------

Ratios to average net assets
        Operating expenses (excluding interest expense)                       1.04%                1.03%
-------------------------------------------------------------------   ------------------   ------------------
        Total operating expenses                                              3.94%                2.71%
-------------------------------------------------------------------   ------------------   ------------------
        Net investment income                                                 8.93%                8.84%
-------------------------------------------------------------------   ------------------   ------------------

Supplemental data
        Net assets, end of year (amounts in thousands)                $    152,375         $    136,595
-------------------------------------------------------------------   ------------------   ------------------
        Portfolio turnover rate                                              47.79%               45.71%
-------------------------------------------------------------------   ------------------   ------------------

(a) Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in market price per share. Total investment returns exclude the effects of sales loads.

(b) Total investment return on net asset value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.

12
Annual Report
December 31, 1998

Statement of Assets and Liabilities




Amounts in thousands, except per share amounts                 December 31, 1998


Assets:

Investments in securities, at market value
        (Identified cost: $211,809)                            $       211,087
------------------------------------------------------------   -----------------
Cash                                                                         6
------------------------------------------------------------   -----------------
Interest receivable                                                      2,496
------------------------------------------------------------   -----------------
Paydown receivable                                                          24
------------------------------------------------------------   -----------------
Other assets                                                                55
------------------------------------------------------------   -----------------

        Total assets                                           $       213,668
============================================================   =================

Liabilities:

Reverse repurchase agreements                                  $        59,990
------------------------------------------------------------   -----------------
Dividends payable                                                        2,133
------------------------------------------------------------   -----------------
Accrued investment manager's fee                                           255
------------------------------------------------------------   -----------------
Accrued administrator's fee                                                 35
------------------------------------------------------------   -----------------
Accrued trustees' fee                                                        5
------------------------------------------------------------   -----------------
Other liabilities                                                           28
------------------------------------------------------------   -----------------
        Total liabilities                                      $        62,446
============================================================   =================

Net assets applicable to outstanding stock                     $       151,222
============================================================   =================

Net Assets consist of:
Capital stock - authorized 300 million shares,
        $.001 par value; outstanding 11,007,169 shares         $            11
------------------------------------------------------------   -----------------
Additional paid-in capital                                             152,923
------------------------------------------------------------   -----------------
Undistributed net investment income                                        232
------------------------------------------------------------   -----------------
Accumulated net realized loss from investments                          (1,222)
------------------------------------------------------------   -----------------
Net unrealized depreciation of investments                                (722)
------------------------------------------------------------   -----------------
                                                               $       151,222
============================================================   =================
Net asset value per share outstanding                          $         13.74
============================================================   =================



                                                                              13
                                                               Annual Report
                                                               December 31, 1998

Statement of Operations


                                                              For the year ended
Amounts in thousands                                          December 31, 1998
                                                              ------------------

Interest income                                               $          19,267
===========================================================   ==================

Expenses:

Interest expense                                                          4,062
-----------------------------------------------------------   ------------------
Investment manager fee                                                    1,137
-----------------------------------------------------------   ------------------
Administration fee                                                          157
-----------------------------------------------------------   ------------------
Custodian, accounting and transfer agent fee                                 67
-----------------------------------------------------------   ------------------
Directors' fee                                                               50
-----------------------------------------------------------   ------------------
Proxy expense                                                                19
-----------------------------------------------------------   ------------------
Legal fee                                                                     5
-----------------------------------------------------------   ------------------
Audit fee                                                                    15
-----------------------------------------------------------   ------------------
Organization expenses                                                         4
-----------------------------------------------------------   ------------------
Other expenses                                                               87
-----------------------------------------------------------   ------------------
        Total expenses                                                    5,603
-----------------------------------------------------------   ------------------

Net investment income                                         $          13,664
===========================================================   ==================

Net realized and unrealized gain (loss):

Net realized gain on investments                                            785
-----------------------------------------------------------   ------------------
Unrealized (depreciation) on investments                                 (3,546)
-----------------------------------------------------------   ------------------

        Net (loss) on investments                             $          (2,761)
-----------------------------------------------------------   ------------------

Net increase in assets resulting from operations              $          10,903
===========================================================   ==================



14
Annual Report
December 31, 1998

Statement of Changes in Net Assets




                                                                     For the year ended     For the year ended
Amounts in thousands                                                 December 31, 1998      December 31, 1997
                                                                     ------------------     ------------------

Increase (Decrease) in Net Assets from:
Operations:
Net investment income                                                $         13,664       $         13,116
----------------------------------------------------------------     ------------------     ------------------
Net realized gain on investments                                                  785                    376
----------------------------------------------------------------     ------------------     ------------------
Unrealized appreciation (depreciation) on investments                          (3,546)                 2,865
----------------------------------------------------------------     ------------------     ------------------
Net increase resulting from operations                                         10,903                 16,357
================================================================     ==================     ==================

Distributions to Shareholders from:

From net investment income                                                    (13,484)               (13,483)
----------------------------------------------------------------     ------------------     ------------------

Total Increase (Decrease) in Net Assets                                        (2,581)                 2,874
================================================================     ==================     ==================

Net Assets

Beginning of year                                                             153,803                150,929
----------------------------------------------------------------     ------------------     ------------------
End of year*                                                         $        151,222       $        153,803
----------------------------------------------------------------     ------------------     ------------------

*Including undistributed (overdistributed) net investment
  income of:                                                         $            232       $           (210)
----------------------------------------------------------------     ------------------     ------------------




                                                                              15
                                                               Annual Report
                                                               December 31, 1998

Annual Report
December 31, 1998


Statement of Cash Flows

                                                                            For the year ended
Amounts in thousands                                                         December 31, 1998
                                                                             -----------------

Net increase in net assets resulting from operations                         $          10,903
---------------------------------------------------------------------------  -----------------
Adjustments to reconcile to net cash provided from operating activities:

Increase in interest receivable                                                           (413)
---------------------------------------------------------------------------  -----------------
Amortization of premium and discount, net                                               (1,064)
---------------------------------------------------------------------------  -----------------
Decrease in accrued expenses                                                               (62)
---------------------------------------------------------------------------  -----------------
Increase in other assets                                                                     6
---------------------------------------------------------------------------  -----------------
Net loss on investments                                                                  2,761
---------------------------------------------------------------------------  -----------------
        Total adjustments                                                                1,228
---------------------------------------------------------------------------  -----------------
Net cash provided from operating activities                                             12,131
---------------------------------------------------------------------------  -----------------
Investing activities:

Purchase of long-term portfolio investments                                            (35,755)
---------------------------------------------------------------------------  -----------------
Proceeds from disposition of long-term portfolio investments                            45,049
---------------------------------------------------------------------------  -----------------
Proceeds from disposition of short-term portfolio investments, net                       6,764
---------------------------------------------------------------------------  -----------------
Net cash provided by investing activities                                               16,058
---------------------------------------------------------------------------  -----------------

Financing activities*:

Cash dividends paid                                                                    (13,484)
---------------------------------------------------------------------------  -----------------
Net decrease in reverse repurchase agreements                                          (14,699)
---------------------------------------------------------------------------  -----------------
Net cash used in financing activities                                                  (28,183)
---------------------------------------------------------------------------  -----------------
Net increase in cash:                                                                        6
---------------------------------------------------------------------------  -----------------

Cash at beginning of year                                                                    0
---------------------------------------------------------------------------  -----------------
Cash at end of year                                                                   $      6
---------------------------------------------------------------------------  -----------------


* Cash paid for interest for the period ended December 31, 1998, amounted to $3,538.

16
Annual Report
December 31, 1998

Schedule of Investments


                                                        Principal
                                                           Amount         Value
                                                           (000s)        (000s)
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES 125.0%
--------------------------------------------------------------------------------

Multi-Class 47.0%
Aetna Commercial Trust
        7.100% due 12/26/30                                $1,000        $1,019
Asset Securitization Corp.
        7.384% due 08/13/29                                 1,500         1,504
Blackrock Capital Financial
        8.263% due 11/16/26 (b)(c)                          2,000         2,004
        8.480% due 09/25/28 (c)                             3,000         2,640
Carolina First SBL Trust
        7.860% due 03/18/27 (b)(c)                          1,283         1,284
CBA Mortgage Corp.
        7.760% due 12/25/03 (b)                             1,000           993
Federal Deposit Insurance Corp.
        6.470% due 11/25/26 (b)                             1,260         1,248
First Boston Mortgage Securities Corp.
        7.556% due 09/25/06 (b)                               976           989
        7.458% due 11/25/27                                 1,000         1,006
        8.012% due 11/25/27                                 1,500         1,505
        7.466% due 01/25/28 (b)(c)                          1,308         1,289
        7.513% due 01/25/28 (b)                             2,500         2,422
General Motors Acceptance Corp.
        7.153% due 05/18/28 (b)                             1,500         1,200
GMAC Commercial Mortgage Securities, Inc.
        6.500% due 05/15/31                                 2,000         1,631
Green Tree Financial Corp.
        8.000% due 07/15/18                                 3,087         3,019
Matterhorn Capital Corp.
        7.850% due 01/20/06 (c)                               783           782
Merrill Lynch Mortgage
        8.144% due 06/15/21 (b)                               869           870
        7.120% due 06/18/29                                 2,000         1,918
Morgan Stanley
        6.878% due 02/15/05 (b)(c)                          2,000         1,999
        6.850% due 02/15/20                                 1,000           957
        8.240% due 12/15/23 (b)(c)                          1,802         1,800
        7.695% due 10/03/30 (c)                             2,000         1,688
Mortgage Capital Funding, Inc.
        7.531% due 07/20/27                                 1,000         1,016
NB Commercial Mortgage
        8.031% due 10/20/23 (c)                               500           524
        8.730% due 10/20/23 (c)                             1,000         1,097
Nomura Asset Securities Corp.
        7.423% due 07/07/03 (b)(c)                          3,260         3,260
        9.771% due 09/11/19 (b)                             3,000         3,328
Prudential Securities Secured Financing
        7.610% due 12/26/22                                 1,000           957
Resolution Trust Corp.
        9.250% due 06/25/23                                 4,432         4,424
        8.835% due 12/25/23                                 1,600         1,655
        9.450% due 05/25/24                                 4,842         4,844
        9.500% due 05/25/24                                   612           613
        9.200% due 06/25/24                                   414           414
        8.000% due 07/25/24                                 1,137         1,133
        7.100% due 12/25/24 (b)                               229           230
        8.000% due 04/25/25                                 4,330         4,341
        8.000% due 06/25/26                                 2,196         2,196
        6.900% due 02/25/27 (b)                             1,802         1,696
        7.000% due 05/25/27                                 1,900         1,840
Structured Asset Securities Corp.
        7.750% due 02/25/28                                 3,841         3,761
                                                                       ---------
                                                                         71,096
Multi-Family 40.3%
Chase Commercial Mortgage Securities Corp.
        6.900% due 11/19/06                                 1,500         1,362
Donaldson, Lufkin & Jenrette
        7.350% due 12/18/03 (c)                             3,000         3,023
Federal Housing Administration
        8.360% due 01/01/12                                 1,183         1,231
        7.977% due 04/25/15                                   729           753
        7.750% due 01/01/16                                   408           429
        6.875% due 12/01/16                                   755           776
        7.625% due 12/01/16                                   485           507
        6.430% due 12/01/19                                 2,698         2,701
        7.430% due 12/20/20                                 1,162         1,200
        7.430% due 07/01/21                                   819           835
        7.439% due 08/01/21                                   697           728
        7.484% due 02/25/23                                 1,303         1,334
        7.430% due 03/29/23                                   366           374
        6.875% due 11/01/23                                 1,965         1,938
        8.250% due 02/01/28                                 2,576         2,624
        7.750% due 05/01/28                                   965           965
        9.325% due 06/01/35                                 5,943         6,078
Federal National Mortgage Assn
        7.887% due 12/25/15 (b)(c)                          1,608         1,503
        7.900% due 12/01/15 (b)(c)                            874           785
        9.375% due 04/01/16                                 1,630         1,693
        7.875% due 11/01/18                                   473           473
        6.113% due 01/01/19 (b)                             1,388         1,389
Government National Mortgage Assn
        9.500% due 09/15/30                                 4,289         4,391
        8.625% due 10/15/34                                 3,460         3,542
Merrill Lynch Mortgage
        8.333% due 04/25/23 (b)                             5,000         5,048
Merrill Lynch Mortgage Investors, Inc.
        9.384% due 11/25/20                                 2,500         2,526
Multi-Family Capital Access One, Inc.
        7.400% due 01/15/24                                 1,858         1,882
NationsBanc Mortgage Capital Corp.
        8.048% due 05/25/28 (b)(c)                          2,000         1,623
Resolution Trust Corp.
        9.000% due 03/25/17                                 1,487         1,487
        7.025% due 01/25/20 (b)                               723           721
        6.672% due 09/25/20 (b)                               535           460
        7.250% due 09/25/21 (b)                             1,155         1,152
Structured Asset Securities Corp.
        7.050% due 11/25/02                                 6,000         5,449
                                                                       ---------
                                                                         60,982
Healthcare 23.6%
Daiwa Mortgage Acceptance Corp.
        8.566% due 09/25/06 (b)(c)                          2,124         2,054
Federal Housing Administration
        7.500% due 12/31/31                                 1,582         1,646
LTC Commercial Corp.
        9.300% due 06/15/26 (c)                             4,000         4,065
Nomura Asset Securities Corp.
        6.680% due 12/15/01 (c)                            12,100        11,860
Red Mountain Funding Corp.
        7.072% due 01/15/19 (c)                             2,000         1,663
        7.471% due 01/15/19 (c)                             1,000           832
        8.926% due 01/15/19 (c)                             1,000           730
        9.150% due 11/28/27 (c)                             3,200         2,890
SC Commercial
        7.050% due 11/28/13 (c)                             5,000         5,003
        7.800% due 11/28/13 (c)                             5,000         5,035
                                                                       ---------
                                                                         35,778

                                                                   Annual Report
                                                               December 31, 1998

                                                      Principal
                                                         Amount             Value
                                                         (000s)            (000s)
---------------------------------------------------------------------------------
Hospitality 11.8%
Cooper Hotel
        7.500% due 07/15/13 (c)                       $   8,208         $   8,647
Federal Housing Administration
        7.500% due 09/01/34                                 764               787
Franchise Mortgage Acceptance Corp.
        7.981% due 11/15/18 (c)                           2,300             2,381
German American Capital Corp.
        8.535% due 10/10/02 (c)                           2,000             1,981
Hotel First
        8.520% due 08/05/08 (c)                           2,698             2,986
J.Q. Hammons Hotels
        8.875% due 02/15/04                               1,100             1,023
                                                                        ---------
                                                                           17,805
Retail 2.0%
American Southwest Financial
        5.500% due 06/02/99 (c)                             267               267
Trizec Finance Limited
        10.875% due 10/15/05                              2,505             2,749
                                                                        ---------
                                                                            3,016
Gaming 0.3%
Riviera Holdings Corp.
        10.000% due 08/15/04                                500               430
                                                                        ---------
Total Commercial Mortgage-Backed Securities                               189,107
                                                                        =========
(Cost $189,571)
---------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 11.3%
---------------------------------------------------------------------------------

Utilities 2.0%
Calpine Corp.
        8.750% due 07/15/07                               1,680             1,705
Flag Limited
        8.250% due 01/30/08                               1,400             1,372
                                                                        ---------
                                                                            3,077
Industrials 6.6%
Building Materials Corp.
        8.000% due 10/15/07 (c)                           3,000             2,985
Chattem, Inc.
        8.875% due 04/01/08                                 500               518
Container Corp. of America
        11.250% due 05/01/04                              1,500             1,568
Grupo Televisa SA
        11.375% due 05/15/03                                750               743
Holmes Products Corp.
        9.875% due 11/15/07                               1,000               950
Stater Brothers Holdings
        11.000% due 03/01/01                              1,500             1,489
Synthetic Industries, Inc.
        9.250% due 02/15/07                                 500               515
US Air, Inc.
        9.330% due 01/01/06                               1,099             1,163
                                                                        ---------
                                                                            9,931
Banking & Finance 2.7%
Forest City Enterprises
        8.500% due 03/15/08                               4,000             4,030
                                                                        ---------
Total Corporate Bonds & Notes                                              17,038
(Cost $17,331)                                                          =========

---------------------------------------------------------------------------------
ASSET-BACKED SECURITIES 1.5%
---------------------------------------------------------------------------------

Airplanes Pass Through Trust
        10.875% due 03/15/19                              2,000             2,255
                                                                        ---------
Total Asset-Backed Securities                                               2,255
(Cost $2,220)                                                           ---------

---------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS 1.8%
---------------------------------------------------------------------------------

Commercial Paper 1.7%
General Electric Capital Corp.
        5.600% due 01/07/99                               1,300             1,299
        5.510% due 01/25/99                                 300               299
General Motors Acceptance Corp.
        5.600% due 01/13/99                                 900               899
                                                                        ---------
                                                                            2,497
Repurchase Agreement 0.1%
State Street Bank
        4.000% due 01/04/99                                 190               190
        (Dated 12/31/98. Collateralized by
        U.S. Treasury Note 6.500% due 08/31/01
        valued at $197,488. Repurchase
        proceeds are $190,084.)
                                                                        ---------
Total Short-Term Instruments                                                2,687
(Cost $2,687)                                                           =========


Total Investments (a) 139.6%                                            $ 211,087
(Cost $211,809)

Other Assets and Liabilities (Net) (39.6%)                                (59,865)
                                                                        ---------
Net Assets 100.0%                                                       $ 151,222
                                                                        =========

Notes to Schedule of Investments:

(a) The identified cost of investments owned as of December 31, 1998, was the same for federal income tax and financial statement purposes.

(b) Variable rate security. The rate shown is as of December 31, 1998.

(c) Securities purchased under Rule 144A of the 1933 Securities Act and, unless registered under the Act or exempt from registration, may only be sold to qualified institutional investors.


18
Annual Report
December 31,1995

Notes to Financial Statements


1. General Information

The PIMCO Commercial Mortgage Securities Trust, Inc. commenced operations on September 2, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, investment management company organized as a Maryland corporation. The stock exchange symbol of the Fund is PCM. Shares are traded on the New York Stock Exchange.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed in preparation of the Fund's financial statements. The policies are in conformity with generally accepted accounting principles.

Security valuation. It is the policy of the Fund to value portfolio securities at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the mean between representative bid and asked quotations. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Directors, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Short-term investments having a maturity of sixty days or less are valued at amortized cost. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

Securities transactions and investment income. Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Securities purchased on a when-issued basis are subject to market value fluctuations during this period. On the commitment date of such purchases, the Fund designates specific assets with a value at least equal to the commitment, to be utilized to settle the commitment. The proceeds to be received from delayed-delivery sales are included in the Fund's net assets on the date the commitment is executed. Accordingly, any fluctuation in the value of such assets is excluded from the Fund's net asset value while the commitment is in effect. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes the accretion of discounts and amortization of premiums.

Dividends and distributions to shareholders. The Fund intends to distribute all its net investment income monthly. Distributions, if any, of net realized short- or long-term capital gains will be distributed no less frequently than once each year. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the accounting for paydown gains and losses on mortgage-backed securities.

                                                                              19
                                                                   Annual Report
                                                               December 31, 1998

Federal income taxes. The Fund intends to qualify as a regulated investment company and distribute all of its taxable income and net realized gains, if any, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Reverse repurchase agreements. Reverse repurchase agreements involve the sale of a portfolio-eligible security by the Fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings by the Fund, and are subject to the Fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%.

Repurchase Agreements. The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

3. Investment Manager Fee, Administration Fee, and Directors' Fee

Investment Manager Fee. Pacific Investment Management Company serves as investment manager to the Fund, pursuant to an investment management agreement. Pacific Investment receives a quarterly fee from the Fund at an annual rate of 0.725% based on average weekly net assets of the Fund.

Administration Fee. Pacific Investment also provides administrative services to the Fund and receives from the Fund a quarterly administrative fee at the annual rate of 0.10% of the Fund's average weekly net assets.

Directors' Fee. Each unaffiliated Director receives an annual retainer of $6,000, plus $1,000 for each Board of Directors meeting attended, plus reimbursement of related expenses.

4. Securities Transactions

Cost of purchases and proceeds from sales of securities (excluding U.S. Government securities and short-term investments) for the period ended December 31, 1998, were $35,754,512 and $17,418,939, respectively.


20
Annual Report
December 31, 1998

5. Federal Income Tax Matters

At December 31, 1998, the net unrealized depreciation of investments based on cost for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation                      $        3,909,330
Aggregate gross unrealized depreciation                              (4,630,926)
                                                             -------------------
Net unrealized depreciation                                  $         (721,596)
                                                             -------------------

The accumulated net realized loss on sales of investments for federal income tax purposes at December 31, 1998, amounting to $1,221,935, is available to offset future taxable gains. If not applied, $304,640, $229,745, and $687,549 of the loss will expire in 1999, 2003, and 2004, respectively.

6. Borrowings under Reverse Repurchase Agreements

The average amount of borrowings outstanding during the year ended December 31, 1998 was $68,268,976 at a weighted average interest rate of 5.94%. On December 31, 1998, securities valued at $67,178,279 were pledged as collateral for reverse repurchase agreements.

The Fund is authorized to borrow funds and utilize leverage in amounts not exceeding thirty-three and one-third percent of its total assets. The Fund's ability to leverage creates an opportunity for increased net income, but at the same time poses special risks. If the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders.

7. Impact of Year 2000 Problem (unaudited)

Many of the services provided to the Fund depend on the smooth functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should any of the service systems fail to process information properly, that could have an adverse impact on the Funds' operations and services provided to shareholders. The Adviser, Distributor, Shareholder Servicing and Transfer Agent, Custodian, and certain other service providers to the Funds have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Fund operations and services provided to shareholders will not be adversely affected, nor can there be any assurance that the year 2000 problem will not have an adverse effect on the entities whose securities are held by the Fund or on domestic or global markets or economies, generally.


                                                                              21
                                                                   Annual Report
                                                               December 31, 1998

Report of Independent Auditors


The Shareholders and Board of Directors
PIMCO Commercial Mortgage Securities Trust, Inc.

We have audited the accompanying statement of assets and liabilities of PIMCO Commercial Mortgage Securities Trust, Inc. (the Fund), including the schedule of investments, as of December 31, 1998, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 1998, the results of its operations, its cash flows, changes in its net assets and financial highlights for the periods indicated above in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

Kansas City, Missouri
February 3, 1999

22
Annual Report
December 31, 1998

Dividend Reinvestment Plan


What is the Dividend Reinvestment Plan for PIMCO Commercial Mortgage Securities Trust, Inc.?

The Dividend Reinvestment Plan offers shareholders in the Fund an efficient and simple way to reinvest dividends and capital gains distributions, if any, in shares of the Fund. Each month the Fund will distribute to shareholders substantially all of its net investment income. The Fund expects to distribute at least annually any net realized long-term or short-term capital gains. Investors Fiduciary Trust Company ("IFTC") acts as Plan Agent for shareholders in administering the Plan.

Who can participate in the Plan?

All shareholders in the Fund may participate in the Plan by following the instructions for enrollment provided later in this section.

What does the Plan offer?

The Plan offers shareholders a simple and convenient means to reinvest dividends and capital gains distributions in additional shares of the Fund.

How is the reinvestment of income dividends and capital gains distributions accomplished?

If you are a participant in the Plan, your dividends and capital gains distributions will be reinvested automatically for you, increasing your holding in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in shares of the Fund, you will automatically receive shares of the Fund. If the market price of shares is equal to or exceeds the net asset value per share on the Valuation Date (as defined below), Plan participants will be issued shares valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price, then at 95% of the market price.

If the market price is less than the net asset value on the Valuation Date, the Plan Agent will buy shares in the open market, on the New York Stock Exchange ("NYSE") or elsewhere, for the participants' accounts. If, following the commencement of the purchase and before the Plan Agent has completed its purchases, the market price exceeds the net asset value, the average per share purchase price paid by the Plan Agent may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of net asset value or 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the

                                                                              23
                                                                   Annual Report
                                                               December 31, 1998
number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The Plan Agent will apply all cash received to purchase shares as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a NYSE trading day, the immediately preceding trading day. All reinvestments are in full and fractional shares, carried to three decimal places.

Is there a cost to participate?

There is no direct charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent's fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the NYSE or elsewhere in connection with the reinvestment of dividends or capital gains distributions, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

What are the tax implications for participants?

You will receive tax information annually for your personal records to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not affect the tax characterization of the dividends and capital gains. Other questions should be directed to your tax adviser.

How do participating shareholders benefit?

You will build holdings in the Fund easily and automatically at reduced costs.

You will receive a detailed account statement from the Plan Agent, showing total dividends and distributions, dates of investments, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. The proxy you receive in connection with the Fund's shareholder meetings will include shares purchased for you by the Plan Agent according to the Plan.

As long as you participate in the Plan, shares acquired through the Plan will be held for you in safekeeping in non-certificated form by IFTC, the Plan Agent. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.


24
Annual Report
December 31, 1998

Whom should I contact for additional information?

If you hold shares in your own name, please address all notices, correspondence, questions or other communications regarding the Plan to:

        PIMCO Commercial Mortgage Securities Trust, Inc.
        c/o Investors Fiduciary Trust Company
        P.O. Box 419338
        Kansas City, MO 64141
        Telephone: 800-213-3606

If your shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

How do I enroll in the Plan?

If you hold shares of the Fund in your own name, you are already enrolled in this Plan. Your reinvestments will begin with the first dividend after you purchase your shares. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be registered in your name so that you can participate in the Plan.

Once enrolled in the Plan, may I withdraw from it?

You may withdraw from the Plan without penalty at any time by providing written notice to IFTC. Elections to withdraw from the Plan will be effective for distributions with a Record Date of at least ten days after such elections are received by the Plan Agent.

If you withdraw, you will receive, without charge, a share certificate issued in your name for all full shares accumulated in your account from dividend and capital gains distributions, plus a check for any fractional shares based on market price.

Experience under the Plan may indicate that changes are desirable. Accordingly, either the Fund or the Plan Agent may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.


                                                                              25
                                                                   Annual Report
                                                               December 31, 1998

Board of Directors
and Other
Information


Directors and Officers
        Brent R. Harris, Chairman of the Board and Director
        R. Wesley Burns, President and Director
        Guilford C. Babcock, Director
        Vern O. Curtis, Director
        Thomas P. Kemp, Sr., Director
        William J. Popejoy, Director
        Garlin G. Flynn, Secretary
        John P. Hardaway, Treasurer

Investment Manager and Administrator
        Pacific Investment Management Company
        840 Newport Center Drive, Suite 300
        Newport Beach, California 92660

Transfer Agent and Custodian
        Investors Fiduciary Trust Company
        801 Pennsylvania
        Kansas City, Missouri 64105

Legal Counsel
        Dechert Price & Rhoads
        1500 K Street N.W.
        Washington, D.C. 20005

Independent Auditors
        Ernst & Young LLP
        One Kansas City Place
        1200 Main Street
        Kansas City, Missouri 64105

PIMCO Commercial Mortgage Securities Trust, Inc.

This report, including the financial statements herein, is provided to the shareholders of PIMCO Commercial Mortgage Securities Trust, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.